SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004

METASOLV, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	0-17920	75-2912166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5556 Tennyson Parkway, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 403-8300

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MetaSolv Reports First Quarter Results

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit Number	Description
99.1	Text of Press Release dated April 28, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pursuant to Item 12 of Form 8-K, the Company is furnishing to the Securities and Exchange Commission its first quarter 2004 financial results announced on April 28, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

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MetaSolv Reports First Quarter Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METASOLV, INC.

Date: April 28, 2004	By:	/s/ Glenn A. Etherington

Glenn A. Etherington Chief Financial Officer Duly Authorized Officer on behalf of the Registrant

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